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                       SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.   20549


                                 FORM 8-K/A-1

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 9, 2000



                             CLEARWORKS.NET, INC.
            (Exact name of registrant as specified in its charter)



         Delaware                      000-26547                76-0576542
----------------------------        ----------------          -------------
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                  Number)             Identification No.)



                  2450 Fondren, Suite 200, Houston, Texas 77063
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



       Registrant's telephone number, including area code (713) 334-2595

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


EXHIBITS
--------

 16(1)     Letter from McManus & Co., P.C.

March 28, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated February 9, 2000, of ClearWorks.net, Inc. and are in agreement with the statements contained in paragraphs 2 to 4 on page 2 therein. We have no basis to agree or disagree with the other statements of the registrant contained therein.

                                       /s/  McManus & Co., P.C.

                                            Morris Plains, New Jersey


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, ClearWorks.net, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2000                   CLEARWORKS.NET, INC.



                                       By:  /s/ Michael T. McClere
                                           ------------------------------------
                                           Michael T. McClere, Chief Executive
                                           Officer